UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
December 31, 2020
NantHealth, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37792	27-3019889
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9920 Jefferson Boulevard
Culver City, California 90232
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (310) 883-1300

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	NH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §(§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §(§240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01	Entry into a Material Definitive Agreement.

On December 31, 2020, NantHealth, Inc. (the “Company”) entered into an Amended and Restated Promissory Note (the “Note”) with Nant Capital, LLC (the “Holder”) which amends the original promissory note dated August 8, 2018 with the Holder to:
•Increase the principal up to $125,000,000;
•Extend the date upon which the Holder shall make advances to the Company until December 31, 2022;
•Reduce the interest rate per annum to 5.50%;
•Extend the maturity date to December 31, 2023; and
•Create an option for the securitization of the debt under the Note upon full repayment of the Company’s Senior Debt (as defined in the Note).

On December, 31, 2020, the Company also entered into Amendment No. 3 (the “Amendment”) to the Second Amended and Restated NantOmics Exclusive Reseller Agreement with NantOmics, LLC effective as of June 19, 2015, as amended (the “Agreement”). Pursuant to the Amendment the parties agreed:
•that the Agreement shall automatically renew at the end of the Initial Term (as defined in the Agreement) for the Non-Exclusive Renewal Term (as defined in the Agreement); and
•that the Annual Minimum (as defined in the Agreement) is waived for the 2020 calendar year and shall not apply during the Non-Exclusive Renewal Term.

The foregoing descriptions of the Note and the Amendment do not purport to be complete and are qualified in their entirety by reference to the full text of the Note and the Amendment, respectively, copies of which are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Amended and Restated Promissory Note by and between the Company and Nant Capital, LLC dated as of December 31, 2020.
10.2	Amendment No. 3 to Second Amended and Restated NantOmics Exclusive Reseller Agreement dated as of December 31, 2020.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NantHealth, Inc.

Date:	January 5, 2021	By:	/s/ Bob Petrou
Bob Petrou
Chief Financial Officer